                                                                    Exhibit 99.1

                                   [GRAPHIC]
                          j2(TM) Global Communications

                             Investor Presentation
                                  October 2001

[GRAPHIC]
j2(TM) Global Communications

   Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations or beliefs as of October 22, 2001 and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

     Such statements address the following subjects:

               o Future operating results

               o Subscriber growth and retention

               o Unified messaging, broadcast fax and other revenues

               o Earnings growth and expectations

               o New products, services and features

               o Corporate spending

               o Liquidity

               o Network capacity

               o Regulatory developments

 ----------------------------------------------------------------------------
  All information in this presentation speaks as of October 22, 2001 and any distribution of this presentation after that date is not intended and will not be 2 construed as updating or confirming such information. ---------------------------------------------------------------------------- 2

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[GRAPHIC]
j2(TM) Global Communications
                                  Risk Factors

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

   o Inability to generate greater revenues and profits from unified communications, messaging, conference calling, broadcast faxing and advertising

   o Limitations on the Company's ability to continue to grow or sustain the rate of growth of its subscriber base and/or the rate of revenue growth from the subscriber base

   o  Inability to successfully introduce new products and services

   o Uncertainties regarding protection of intellectual property or violation of intellectual property of others

   o  The ability to successfully acquire and integrate other companies into j2

   o Factors relating to increased competition and limitations on the Company's ability to maintain or grow market share

   o  Failure to obtain necessary financing and lack of working capital

   o  The risk of loss of services of executive officers and other key employees

   o The risk of adverse changes in the U.S. regulatory environment for unified communications

   o Risks associated with technological change and/or adverse effects on our services from breaches of security or spamming

   o Limitations on the Company's opportunities to enter into or renew agreements with third party distributors or suppliers

   o Other factors set forth in the Company's filings with the Securities and Exchange Commission

[GRAPHIC]
j2(TM) Global Communications

                            j2 Global Communications
                    delivers business critical communication and messaging services to individuals and corporations throughout the world.

[GRAPHIC]
j2(TM) Global Communications

                            Investment Considerations

     Participate in large, established & growing markets

           o  Fax

           o  Voicemail

           o  Conference Calling

           o  Unified Messaging

     Proven business model

           o  Monthly Recurring Revenue Model

           o  3 Sales Channels

     Assets

           o  Customer base & brand awareness

           o  Global Network

           o  Patents

           o  Financial position

           o  People

[GRAPHIC]
j2(TM) Global Communications
                                     Assets

4.5 million customers

Global advanced messaging network

    o 550 Cities in 14 Countries on 4 Continents

    o 5 MM unique telephone numbers worldwide, and growing

Patented technology and product roadmap

    o 5 issued U.S. patents, with several patents pending

Strong financial position

    o Q3 Revenue: $8.6 MM     EBITDA: $0.9 MM

    o 2nd consecutive EBITDA positive quarter

    o 6th consecutive quarter of improved EBITDA

    o 17th consecutive quarter of revenue growth

    o Virtually debt free

    o $22.8 MM in funds available (as of 9/30/01)

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[GRAPHIC]
j2(TM) Global Communications

                                   Market Size

Fax

    o  Est. $90+ B annual spend on transmission and supply costs
    o  Installed base of 27+ MM machines in the U.S. and growing
Voicemail

    o  76+ MM enterprise voicemail boxes in use at end of 2000
    o  Expected 140+ MM enterprise voicemail boxes by end of 2005

Conferencing Services

    o  Estimated at more than $2 B in 2000
    o  Expected to approach $14 B worldwide by 2005

Unified Messaging

    o Enterprise end users expected to grow nearly 10-fold by year end 2005
    o  Average annual spend per new seat is in excess of $100



                                    Source: j2 estimates based on data from
                                    Gartner, Inc., IDC, and Davidson Consulting.

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[GRAPHIC]
j2(TM) Global Communications

                                 Sales Channels

Web

    o  Targeted marketing to individuals over the Web
    o  Use of Web-based marketing tools
    o  Target individual users

Corporate

    o  Direct sales force to SMEs and large corporations
    o  Tele-sales to smaller businesses
    o  Resellers

Licensed Services

    o Focused on a few large-scale opportunities that can provide a meaningful positive impact on j2's revenue
    o Integrate j2's network and application capabilities with 3(rd) party products & services
    o  Opportunistically license j2's intellectual property

[GRAPHIC]
j2(TM) Global Communications

                     Web Channel Services

Faxing

    o Inbound receipt of faxes into a subscriber's personal Email Inbox
    o  Desktop Sending (format independent)
    o  Unique subscriber telephone number

Unified Communications

    o  Faxing
    o Inbound receipt of voicemail into a subscriber's personal Email Inbox
    o  Web-initiated Conference Calling
    o  Email-by-Phone (next-gen Voicemail)

[GRAPHIC]
j2(TM) Global Communications

                         Web Channel Overview

Revenue Sources

    o  Monthly recurring
    o  Usage-based
    o  Advertising

Marketing

    o  Word of mouth/Branding
    o  Cost-of-Acquisition (COA) deals
    o Lifecycle Management - Continually improve the quality of our customer base by evaluating all subscribers for margin potential and eliminating unprofitable users

Status (as of 9/30/01)

    o  4.5 MM unique telephone numbers deployed
    o  $6.7 MM Q3 2001 Revenue vs. $3.0 MM Q3 2000 Revenue

[GRAPHIC]
j2(TM) Global Communications

           Corporate Channel Services

Faxing

     o Inbound receipt of faxes into a subscriber's personal Email Inbox (secure & private)
     o Desktop Sending (format independent)
     o Broadcast Faxing
     o Centralized account management
     o Real-time telephone number provisioning
     o Advanced billing options

Services in Development

     o Web-initiated Conference Calling
     o Next-Gen Voicemail/Email-by-Phone

[GRAPHIC]
j2(TM) Global Communications

                    Corporate Channel Overview

Revenue Sources

     o License fees
     o Monthly recurring
     o Usage-based

Marketing

     o Direct sales force
     o Telemarketing
     o Web-generated leads
     o Leads from existing databases of Web channel customers

Status (as of 9/30/01)

     o 750 corporate clients
     o 17,803 unique telephone numbers deployed
     o $1.7 MM Q3 2001 Revenue vs. $0.2 MM Q3 2000 Revenue

[GRAPHIC]
j2(TM) Global Communications

Licensed Services Channel Overview

Offerings

    o J2's network and application capabilities and services integrated into 3(rd) party offerings
    o  Licensing of j2's intellectual property

Marketing

    o  One-on-One meetings and negotiations
    o  Large deal focus for services integration
    o  Opportunistic focus on large and small IP transactions

Status

    o  Several discussions currently underway
    o  $255,740 Q3 2001 revenue vs. None in Q3 2000

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[GRAPHIC]
j2(TM) Global Communications


                  j2 Network Global Presence

[GRAPHIC]

j2 Global Network

Asia/Pacific            North America                 Europe
 [       ]               [         ]                   [   ]

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[GRAPHIC]
j2(TM) Global Communications

                        j2's Advanced Messaging Network


                                                    j2 Inbound Services
                                                  (VPN/IPSac Connectivity)

j2 Customer       Internet      Redundant Links                                 Local POPs

                                                   o 550 Cities
                                                   o 14 Countries
                                                   o 4 Continents




                                j2 "Message Bus"
                        Proprietary IP Control Structure


                        Future                              Public
                        ------                             Telephone
                         Email                              Network
                        Storage                             (PSTN)
PDA      Pager           OCR
                   SIP-S57 Messaging
                   MGCP (PG Network)
                         VoIP

   o Network Management                  Fax     Email-by-Phone    Conference      Internet Access
   o Billing                                   Enhanced Voicemail    Calling          (Future)
   o Customer Care
   o Security
   o Send


[GRAPHIC]
j2(TM) Global Communications

                               Patented Technology

     U.S. Patent No.                      Description
     ---------------                     ------------
      6,208,638               Method and Apparatus for transmission &
                              retrieval of Fax and Audio messages
                              over a circuit or packet switched network


      6,073,165               Filtering computer network messages directed to a
                              user's Email Inbox through user-defined filters and forwarding a filtered message to the user's receiver

      5,642,288               Intelligent document recognition and handling

      5,877,963               Intelligent document recognition and handling

      5,751,287               System for organizing document icons with
                              suggestions, folders, drawers and cabinets

[GRAPHIC]
j2(TM) Global Communications

                               Industry Accolades

                                    [GRAPHIC]

PC Magazine                     Deloitte & Touche          PC Computing
Top 100 Web Sites               Technology                 MVP Finalist
1999                            Fast 50                    1999

                        j2 Named #1 Fastest Growing
                            Technology Firm in LA
                                  For 2001
Davidson
Consulting                                                2000 Bronze Medal
1999 Analyst Choice Award                           Messaging/Voicemail Category
Fax Product of the Year                                    HomeOffice
                                                           Computing

                   Entrepreneur Magazine's
                     100 Best Web Sites
                                for entrepreneurs
                                2001- "Transmit IT" Category

[GRAPHIC]
j2(TM) Global Communications

                                 Product Roadmap

                                    [GRAPHIC]

                                                       Unified Messaging
                                                                                                             Advanced
     Electronic                          Voice                              Call                             Messaging
        Fax                              Mail                             Handling                           Services
     ----------                         -------                          ----------                         ----------
o Inbound Fax via Email            o Inbound VM via Email             o Web-based                     o Integrated Email, voicemail
o Outbound PC faxing               o Voicemail management               conference calling              & fax services
o Fax broadcasting                 + Telephone access                 + Find me/Follow me             + Enhanced voicemail
+ Secure fax reception             + Enhanced voicemail               + Call screening                + Internet access
+ OCR                                                                 + Voicemail interrupt




                                                          oCurrently offered
                                                          +Future offering

[GRAPHIC]
j2(TM) Global Communications
                              Financial Highlights

[GRAPHIC]
j2(TM) Global Communications

                                     Revenue

                                    [GRAPHIC]


                                    110% CAGR

          Q3 '99   Q4 '99   Q1 '00   Q2 '00   Q3 '00   Q4 '00  Q1 '01   Q2 '01   Q3 '01
          ------   ------   ------   ------   ------   ------  ------   ------   ------
                                           (Millions)
          $1.95    $2.63    $2.87    $3.01    $3.27    $4.79   $7.21    $7.86    $8.60


                                                                              20

[GRAPHIC]
j2(TM) Global Communications

                                     EBITDA


                                    [GRAPHIC]


            Q3 '99   Q4 '99   Q1 '00   Q2 '00   Q3 '00   Q4 '00  Q1 '01   Q2 '01   Q3 '01
            ------   ------   ------   ------   ------   ------  ------   ------   ------
                                           (Millions)
            $(2.80)  $(4.44)  $(4.89)  $(4.70)  $(4.66)  $(3.33) $(0.88)  $0.58    $0.88




                                                                              21

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[GRAPHIC]
j2(TM) Global Communications

                         Net Income Before Amortization

                                    [GRAPHIC]


            Q3 '99   Q4 '99   Q1 '00   Q2 '00   Q3 '00   Q4 '00  Q1 '01   Q2 '01   Q3 '01
            ------   ------   ------   ------   ------   ------  ------   ------   ------
                                           (Millions)
            $(2.75)  $(4.41)  $(4.64)  $(4.79)  $(4.77)  $(3.65) $(1.30)  $0.03    $0.27


                                                                              22

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[GRAPHIC]
j2(TM) Global Communications

                               Q3 Income Statement
                                   (Thousands)

                                                  Three Months Ended
                                                    September 30th
                                                  ------------------
                                                   2001        2000
                                                  ------      ------
Revenues
   Subscriber                                   $ 8,329        $  3,266
   Other                                            268               0
                                                 -------      ----------
   Total revenue                                  8,597           3,266

Cost of revenue                                   3,387           1,709
                                                 -------      ----------
   Gross profit                                   5,210           1,557
   Gross margin                                   60.6%           47.7%

Operating expenses:
   Sales and marketing                            1,125           2,549
   Research and development                         709             767
   General and administrative                     3,381           3,711
   Amort. of goodwill & intangibles               1,727           1,141
                                                 -------      ----------

   Total operating expenses                       6,942           8,168

Operating Loss                                   (1,732)         (6,611)

Other income (expense), net                         275             703

Net Loss                                        ($1,457)        ($5,908)
                                               ==========     ==========
------------------------------------------------------------------------
Net income before goodwill                      $   270        ($4,767)
EBITDA                                          $   883        ($4,658)
------------------------------------------------------------------------


                                                                              23

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[GRAPHIC]
j2(TM) Global Communications

                       Balance Sheet at September 30, 2001
                                   (Thousands)

ASSETS                                                        September 30, 2001
                    Cash & short term investments                   $   22,816
                    Accounts receivable, net                             2,865
                    Prepaid expenses and other                           2,273
                                                                    ----------
                    Total current assets                                27,954

                    Furniture, fixtures and equipment, net               5,629
                    Goodwill and other intangibles, net                 18,628
                    Other assets                                         1,835
                                                                    ----------
                    Total assets                                    $   54,046
                                                                    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

                    Accounts payable and accrued expenses           $    3,440
                    Accrued exit costs                                   1,098
                    Deferred revenue                                     1,117
                    Current portion of capital lease and LTD             1,151
                    Other                                                  282
                                                                    ----------
                    Total current liabilities                            7,088
                    Long-term debt                                           0
                                                                    ----------
                    Total liabilities                                    8,361
                    Common stock subject to put option                     998
                    Total stockholders' equity                          45,960
                                                                    ----------
                    Total liabilities and stockholders' equity      $   54,046
                                                                    ==========

[GRAPHIC]
j2(TM) Global Communications
                                    [GRAPHIC]
                Projections at 10/30/00 vs. Historical Financials

                                   (Millions)
REVENUES
Projected / Actual
[    ]      [    ]

  Quarter 4 '00       Quarter 1 '01       Quarter 2 '01        Quarter 3 '01        Quarter 4 '01
$4.440     $4.794   $6.150     $7.212   $7.300     $7.863    $8.400     $8.597      $9.350


OPERATING CASH BURN
Projected / Actual
[    ]      [    ]

  Quarter 4 '00       Quarter 1 '01       Quarter 2 '01        Quarter 3 '01        Quarter 4 '01
-$3.300    $2.399   -$3.000     $0.727   -$1.500     $0.732    -$0.700    $1.082    $1.150


Cash Balance
------------

    Quarter 4 '00      Quarter 1 '01       Quarter 2 '01        Quarter 3 '01       Quarter 4 '01
Projected  $26.7M          $21.7M              $19.7M               $18.5M            $18.2M
   Actual  $28.1M          $25.7M              $24.0M               $22.8M




                                                                              25

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[GRAPHIC]
j2(TM) Global Communications


                Key Events Since Q2 2001

Completed the consolidation & continued to enhance the j2 network

         o  All brands & customers supported by a single platform

         o Expanded DID base (including NYC, southern California and Dallas)

         o Extended geographic coverage (including new local access in Maryland and northern California)

Enhancement of Management Team

         o  Hired Steven Rosen as VP of Corporate Sales

Commenced design & implementation of a Total Quality Management program

Deloitte & Touche Names j2 the #1 Fastest Growing Technology Company in Los Angeles

                                                                              26

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                                    [GRAPHIC]
                          j2(TM) Global Communications